August 2, 2007

DREYFUS INVESTMENT PORTFOLIOS
MidCap Stock Portfolio

Supplement to Prospectus
dated May 1, 2007

The following information supplements and supersedes any contrary information contained in the Prospectus under the captions “Goal/Approach” and “Management”:

Effective on or about September 30, 2007, investment decisions for the portfolio will be made by a team of portfolio managers from the Domestic Equity Group of Franklin Portfolio Associates, LLC, an affiliate of Dreyfus.

The portfolio managers will select stocks through a “bottom-up,” structured approach that seeks to identify undervalued securities using a quantitative screening process. The process is driven by a proprietary quantitative model which measures more than 40 characteristics of stocks to identify and rank stocks based on:

-	fundamental momentum, meaning measures that reflect the changes in short-term earnings outlook through factors such as revised earnings estimates and earnings surprises

-	relative value, such as current and forecasted price-to-earnings ratios, price-to-book ratios, yields and other price-sensitive data for a stock compared to its past, its peers and the models’ overall stock universe

-	future value, such as discounted present value measures

-	long-term growth, based on measures that reflect the changes in estimated long-term earn- ings growth over multiple horizons

-	additional factors, such as technical factors, trading by company insiders or share issuance/buy-back data

Next, the portfolio managers construct the portfolio through a “bottom-up” and structured approach, focusing on stock selection as opposed to making proactive decisions as to industry or sector exposure.The portfolio managers seek to maintain a portfolio that has exposure to industries and market capitalizations that are generally similar to the portfolio’s benchmark. Finally, within each sector and style subset, the portfolio will seek to overweight the most attractive stocks and underweight or no hold the stocks that have been ranked least attractive.

The mid-size companies in which the portfolio invests are those whose stocks are included in the S&P 400 or in the Russell Midcap Index at the time of purchase.

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(Continued on Reverse Side)

Dreyfus anticipates that the implementation of the investment approach used by the new portfolio managers will result in more portfolio turnover than is typical for the portfolio, which will produce transaction costs. Dreyfus intends to use its best efforts to dispose of portfolio securities in a manner designed to minimize these costs to the extent possible, consistent with best execution.

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As noted above, effective on or about September 30, 2007, investment decisions for the portfolio will be made by a team of portfolio managers from the Domestic Equity Group of Franklin Portfolio Associates. The team members are Michael Dunn, Oliver Buckley, Langton C. Garvin and Patrick Slattery, each of whom also is an employee of Dreyfus and will manage the portfolio in that capacity. Mr. Dunn has been employed by Franklin Portfolio Associates since 1999. Mr. Buckley is chief investment officer and executive vice president of Franklin Portfolio Associates, which he joined in 2000, and has been a portfolio manager there since 2000. Mr. Garvin is a senior vice president of Franklin Portfolio Associates, which he joined in 2004, and has been a portfolio manager there since 2004; prior thereto, he was a portfolio manager with Batterymarch Financial Management from 2001 to 2004. Mr. Slattery is a vice president and a portfolio manager of Franklin Portfolio Associates, which he joined in 2005; prior thereto, he was a senior vice president at Independence Investment LLC where he was a portfolio manager and quantitative researcher.

There are no limitations on the role of a team member with respect to making investment decisions for the portfolio.

Franklin Portfolio Associates is an independently managed, wholly-owned subsidiary of The Bank of New York Mellon Corporation. Franklin Portfolio Associates has no affiliation to the Franklin Templeton Group of Funds or Franklin Resources, Inc.

0174S0807

August 2, 2007

DREYFUS INVESTMENT PORTFOLIOS
MidCap Stock Portfolio

Supplement to Statement of Additional Information Dated May 1, 2007

The following information supplements and supersedes any contrary information contained in the Statement of Additional Information under the captions “Management Arrangements – Portfolio Management,” “Management Arrangements – Portfolio Manager Compensation” and “Management Arrangements – Additional Information About Portfolio Managers”:

Effective on or about September 30, 2007, investment decisions for MidCap Stock Portfolio will be made by a team of portfolio managers, each of whom is an employee of Dreyfus and also is a member of the Domestic Equity Group of Franklin Portfolio Associates, LLC, an affiliate of Dreyfus. The team members are Michael F. Dunn, Oliver Buckley, Langton C. Garvin and Patrick Slattery, each of whom will manage the Portfolio as an employee of Dreyfus.

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Portfolio Manager Compensation (MidCap Stock Portfolio only). Portfolio manager compensation is comprised of a market-based salary, an annual incentive plan and a long-term incentive plan. The portfolio managers are compensated by Franklin Portfolio Associates and not by the Portfolio. Portfolio managers are eligible to join the BNY Mellon deferred compensation program, and the BNY Mellon defined contribution pension plan, pursuant to which employer contributions are invested in BNY Mellon common stock.

Funding for the Franklin Portfolio Associates Annual Incentive Plan and Long Term Incentive Plan is through a pre-determined fixed percentage of Franklin Portfolio Associates’ financial performance. Portfolio managers are eligible to receive annual cash bonus awards from the incentive compensation plan. Individual awards for portfolio managers are discretionary, based on product performance relative to both benchmarks and peer comparisons and goals established at the beginning of each calendar year. Goals are to a substantial degree based on investment performance, including performance for one and three year periods. Also considered in determining individual awards are team participation and general contributions to Franklin Portfolio Associates.

All portfolio managers are also eligible to participate in the Franklin Portfolio Associates Long Term Incentive Plan. This plan provides for an annual award, payable in deferred cash that cliff vests after 3 years, with an interest rate equal to the average year over year earnings growth of Franklin Portfolio Associates (capped at 20% per year). Management has discretion with respect to actual participation and award size.

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Additional Information about Portfolio Managers. The following table lists the number and types of other accounts advised by each of the above-noted portfolio managers and assets under management in those accounts as of June 30, 2007:

	Registered
	Investment
	Company	Assets	Pooled	Assets	Other	Assets
Portfolio Manager	Accounts	Managed	Accounts	Managed	Accounts	Managed
Oliver Buckley	16	$5.7 Billion	3	S663.4 Million	91*	$16.9 Billion

Michael F. Dunn	8	$3.2 Billion	3	$663.4 Million	91*	$16.9 Billion

Langton C. Garvin	13	$5.5 Billion	3	$663.4 Million	91*	$16.9 Billion

Patrick Slattery	8	$3.1 Billion	3	$663.4 Million	91*	$16.9 Billion

* The advisory fees for 17 of these accounts, which have total assets of approximately $5.0 billion, are based on the performance of the accounts.

Portfolio Manager	Fund Name	Dollar Range of Portfolio

Shares Beneficially Owned
Oliver Buckley	MidCap Stock Portfolio	None

Michael F. Dunn	MidCap Stock Portfolio	None

Langton C. Garvin	MidCap Stock Portfolio	None

Patrick Slattery	MidCap Stock Portfolio	None